EXHIBIT 10.11
                      SECOND AMENDMENT TO CREDIT AGREEMENT



                  This SECOND AMENDMENT TO CREDIT AGREEMENT is made and entered into as of February 6, 2002, by and among ENTERCOM RADIO, LLC, a Delaware limited liability company (the "Borrower"), ENTERCOM COMMUNICATIONS CORP., a Pennsylvania corporation (the "Parent"), the FINANCIAL INSTITUTIONS listed on the signature pages hereof (the "Lenders"), KEY CORPORATE CAPITAL INC., as Administrative Agent and Co-Documentation Agent (the "Administrative Agent"), and BANK OF AMERICA, N.A., as Syndication Agent and Co-Documentation Agent (the "Syndication Agent").

                                    RECITALS

                  A. The Borrower, the Parent, the Lenders, the Administrative Agent and the Syndication Agent entered into a Credit Agreement dated as of December 16, 1999, as amended by the First Amendment to Credit Agreement, dated as of May 31, 2001 (the "Original Agreement"), pursuant to which the Lenders agreed to make available to the Borrower loans of up to $650,000,000 (subject to increase under certain circumstances up to $1,000,000,000). The Original Agreement, as amended hereby, may be referred to hereinafter as the "Credit Agreement." Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement.

                  B. The Borrower and the Parent have requested that certain changes be made to the Original Agreement. Subject to the terms and conditions of this Amendment, the Agents and the Lenders have agreed to such request.

                                   AGREEMENTS

                  In consideration of the foregoing Recitals and of the covenants and representations contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Parent, the Agents and the Lenders agree as follows:

         1. Amendments. Subject to the satisfaction of the conditions set forth in Section 2 of this Amendment, the Original Agreement shall be amended as follows:

         (a) Section 1.1 shall be amended by adding the following new definition of "Financing Subsidiary" in proper alphabetical order:

                           "Financing Subsidiary" means a wholly owned corporate
                  Subsidiary of the Parent or the Borrower created for purposes of incurring Subordinated Debt pursuant to Section 8.1(g) that holds no capital stock or other equity interests in any Subsidiary or other Person, that has no operating assets or other material assets (other than (i) the proceeds of such Subordinated Debt, which proceeds shall immediately be transferred to the Borrower, and (ii) amounts received from the Borrower to pay interest on such Subordinated Debt to the extent such interest payment is permitted pursuant to the subordination provisions of such Subordinated Debt), and that conducts no business other than in connection with the issuance of such Subordinated Debt and the payment of interest, from amounts received from the Borrower, on such Subordinated Debt to the extent such interest payment is permitted pursuant to the subordination provisions of such Subordinated Debt.

         (b) The definition of the term "Leverage Ratio" in Section 1.1 shall be amended and restated in its entirety to read as follows:

                           "Leverage Ratio", as of any date, means the ratio of
                  Total Debt, as of such date, to Operating Cash Flow for the four fiscal quarter period then ended or most recently ended; provided, however, that, solely for purposes of calculating the Leverage Ratio at any time prior to December 31, 2002, Total Debt as of any date of determination shall be reduced (but not below zero) by the amount of cash and cash equivalents of the Borrower and its Subsidiaries as of such date in excess of $3,000,000, as certified by the chief financial officer of the Borrower.

         (c) The definition of the term "Subordinated Debt" in Section 1.1 shall be amended and restated in its entirety to read as follows:


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

                           "Subordinated Debt" means the unsecured Indebtedness
                  of the Parent in respect of the TIDES Subordinated Debentures and all other unsecured Indebtedness of the Borrower, the Parent and any Financing Subsidiary incurred pursuant to the provisions of Section 8.1(g).

         (d) Section 5.27 shall be amended in its entirety to read as follows:

                           5.27 License Subsidiaries. No Loan Party (other than
                  a License Subsidiary) holds any License (other than an Excluded License) issued by the FCC. No License Subsidiary (a) has any Indebtedness (other than (i) pursuant to the Subsidiary Guaranty, (ii) the Subsidiary Security Agreement,
                  (iii) Indebtedness owing by a License Subsidiary to another Loan Party, and (iv) any guaranty permitted pursuant to
                  Section 8.3), (b) has any assets other than FCC Licenses, (c) is a party to or bound by any contract or agreement (other than (i) agreements pursuant to which Loan Parties that are not License Subsidiaries manage and operate the Stations, (ii) the Subsidiary Guaranty, (iii) the Subsidiary Security Agreement, (iv) agreements evidencing Indebtedness owing by a License Subsidiary to another Loan Party, and (v) any guaranty permitted pursuant to Section 8.3), (d) conducts any business or (e) has any employees, and there are no Liens of any nature whatsoever on any of the property or assets of any License Subsidiary except in favor of the Administrative Agent, for the benefit of the Lenders. All of the Licenses issued by the FCC in connection with the ownership and operation of each Station (other than the Excluded Licenses), have been, or at the applicable closing of the acquisition of such Station will be, duly assigned to a License Subsidiary.

         (e) Section 5.29 shall be amended in its entirety to read as follows:

                           5.29 The Parent. After giving effect to the Drop
                  Down, the Parent (a) has no Indebtedness (other than (i) pursuant hereto, (ii) pursuant to the TIDES Subordinated Debentures and the TIDES Indenture and the guaranties and other documents and instruments entered into in connection therewith, (iii) certain trade payables reasonably incurred in the ordinary course of the operation of the Stations and of the Parent's corporate headquarters, and (iv) guaranties permitted pursuant to Section 8.3), (b) has no assets other than (i) furniture, fixtures and equipment located in its corporate office and certain other non-material assets not used in the operation of any Station and (ii) its equity interests in the TIDES Trust, the Borrower, and Financing Subsidiaries, (c) is not a party to or bound by any contract or agreement other than the Station Contracts, certain contracts relating to the TIDES Subordinated Debentures, certain contracts relating to Subordinated Debt permitted pursuant to Section 8.1(g) and guaranties permitted pursuant to Section 8.3, and (d) does not conduct any business other than holding the Membership Interests in the Borrower and the common securities of the TIDES Trust and entering into and performing the Station Contracts, and there are no Liens of any nature whatsoever on any of the property or assets of the Parent except Permitted Liens.

         (f) Section 8.1(b) shall be amended and restated in its entirety to read as follows:

                           (b) Indebtedness permitted under Sections 8.3, 8.4,
                  8.5 or 8.6 hereof and any other Indebtedness secured by a Permitted Lien;

         (g) Section 8.1(g) shall be amended and restated in its entirety to read as follows:

                           (g) Subordinated Debt incurred by the Parent, the
                  Borrower (other than the indebtedness evidenced by the TIDES Subordinated Debentures referred to in clause (f) above) or a Financing Subsidiary, so long as (i) no principal is payable (whether by scheduled amortization, mandatory redemption or otherwise, other than pursuant to customary change of control and asset sale redemption provisions) on such Indebtedness prior to the date that is at least six months after the Termination Date, (ii) the aggregate principal amount of all Indebtedness incurred pursuant to this clause 8.1(g) does not exceed at any time $250,000,000, (iii) the interest rate on such Indebtedness (without regard to any financing costs or expenses that may be characterized as interest) shall not exceed 11%, (iv) the terms and conditions of such Indebtedness, including the terms and conditions of subordination, shall be no more onerous (taken as a whole) to the Borrower or the Parent or any Financing Subsidiary or the Borrower's Subsidiaries and no less favorable (taken as a whole) to the Lenders, than the terms and conditions of comparable Indebtedness issued by other similarly situated companies in the broadcasting industry and shall be reasonably satisfactory to the Agents, (v) the Borrower shall have delivered to the Administrative Agent and the Lenders revised projections for the period from the incurrence of such Indebtedness through the Termination Date which shall be in form and substance reasonably satisfactory to the Administrative Agent, and the Borrower shall have demonstrated to the satisfaction of the Administrative Agent that the Borrower will be in compliance with all of the covenants contained herein after giving effect to the incurrence of such Indebtedness, (vi) no Possible Default or Event


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

                  of Default exists at the time of incurrence of such Indebtedness or would exist after giving effect thereto, (vii) the Borrower shall have delivered to the Administrative Agent a certificate executed by an executive officer of the Borrower in form and substance satisfactory to the Administrative Agent which shall contain calculations demonstrating on a pro forma basis the Borrower's compliance with the financial covenants set forth in this Section 8 after giving effect to the incurrence of such Indebtedness, and (viii) if such Subordinated Debt is incurred by the Parent or a Financing Subsidiary, the Parent shall contribute, or cause the Financing Subsidiary to contribute, the net proceeds thereof to the Borrower promptly upon receipt;

         (h) Section 8.2 shall be amended and restated in its entirety to read as follows:

                           8.2 Liens. The Parent and the Borrower shall not, and
                  shall not permit any of the Borrower's Subsidiaries or any Financing Subsidiary to, incur, create, assume or permit to exist any Lien of any nature whatsoever on any property or assets, whether real, personal or mixed, now owned or hereafter acquired by such Loan Party, other than Permitted Liens. From and after the Closing Date, the Parent and the Borrower shall not, and shall not permit any of the Borrower's Subsidiaries or any Financing Subsidiary to, enter into or permit to exist any arrangement or agreement, other than pursuant to this Agreement or any Collateral Document, which directly or indirectly prohibits any Loan Party from creating or incurring any Lien on any of its assets, other than (a) leases and agreements regarding purchase money Indebtedness permitted pursuant to Section 8.4 (so long as such prohibition only relates to the asset that is subject to such lease or that secures such Indebtedness and proceeds thereof), (b) provisions in agreements which prohibit the assignment of such agreements and (c) negative pledges and other agreements not to create Liens contained in the documentation governing any Subordinated Debt permitted pursuant to Section 8.1(g) (so long as no such negative pledge or other agreement shall prohibit any Lien securing any of the Obligations).

         (i) Section 8.3 shall be amended and restated in its entirety to read as follows:

                           8.3 Guaranties. The Parent and the Borrower shall
                  not, and shall not permit any of the Borrower's Subsidiaries or any Financing Subsidiary to, become a Guarantor for any Person, except for (a) the guaranty by the Parent of the TIDES Preferred Securities, (b) guaranties by a Loan Party of obligations of the Borrower or the Borrower's Subsidiaries entered into in the ordinary course of business, (c) endorsements of negotiable instruments for collection in the ordinary course of business, (d) the Subsidiary Guaranty and the Parent's guaranty pursuant to Section 11, (e) contingent obligations incurred in the ordinary course of business of the operation of the Stations with respect to surety and appeal bonds, performance and return-of-money bonds and other similar obligations not exceeding at any time outstanding $5,000,000 in aggregate liability, and (f) guaranties by the Parent, the Borrower and the Borrower's Subsidiaries of any Subordinated Debt incurred pursuant to Section 8.1(g) provided that each such guaranty shall be in form and substance reasonably satisfactory to the Administrative Agent, such guaranty of Subordinated Debt shall be subordinated to the Obligations on terms no less favorable to the Lenders than the subordination provisions of the Subordinated Debt, and no Subsidiary shall guarantee any Subordinated Debt unless (i) such Subsidiary also has guaranteed the Obligations pursuant to the Subsidiary Guaranty, and (ii) such guarantee of Subordinated Debt provides for the release and termination thereof, without action by any party, upon any sale, transfer or other disposition (other than pursuant to a time brokerage agreement permitted pursuant to Section 8.14(b)) of substantially all of the assets of such Subsidiary, or any sale, transfer or other disposition of substantially all of the capital stock or other equity interests of such Subsidiary or of any direct or indirect parent of such Subsidiary, in any such case, to a Person that is not the Parent, the Borrower or a Subsidiary of the Borrower.

         (j) Section 8.7(b) shall be amended and restated in its entirety to read as follows:

                           (b) Neither the Parent, nor the Borrower nor any of
                  the Borrower's Subsidiaries nor any Financing Subsidiary shall redeem, discharge, pay, prepay or defease all or any portion of the principal of any Subordinated Debt (or of any guaranty of any Subordinated Debt), including the TIDES Subordinated Debentures, prior to the payment in full in cash of all Obligations. Neither the Parent, the Borrower nor any of the Borrower's Subsidiaries nor any Financing Subsidiary shall make any interest payment on any Subordinated Debt (or on any guaranty of any Subordinated Debt), other than the TIDES Subordinated Debentures, except in accordance with the provisions of the agreements, instruments and other documentation governing such Subordinated Debt and approved by the Agents pursuant to Section 8.1(g).

         (k) Section 8.9(b) shall be amended and restated in its entirety to read as follows:


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

                           (b) The Borrower shall not permit any of its
                  Subsidiaries, and the Parent shall not permit any Financing Subsidiary, to agree to or to be subject to any restriction on its ability to make Capital Distributions or loans or other asset transfers to the Borrower or any Subsidiary of the Borrower, other than (i) restrictions imposed by applicable law, (ii) the restrictions set forth in this Section and (iii) customary restrictions contained in the documentation governing any Subordinated Debt permitted pursuant to Section 8.1(g).

         (l) Section 8.13(c) shall be amended and restated in its entirety to read as follows:

                           (c) Pro Forma Debt Service Ratio. The Borrower shall
                  not permit the ratio of Operating Cash Flow for any four fiscal quarter period ending during any period listed in Column A below to Pro Forma Debt Service as of the end of such period to be less than the ratio set forth in Column B below opposite such period:

                  Column A                                     Column B
                  --------                                     --------
                  Period:                                      Permitted Ratio:
                  ------                                       ---------------
                  Closing through March 31, 2000:              1.50:1.00
                  April 1, 2000 through December 31, 2001:     1.75:1.00
                  January 1, 2002 through December 31, 2002:   1.25:1.00
                  January 1, 2003 and thereafter:              1.75:1.00

         (m) Section 8.19 shall be amended and restated in its entirety to read as follows:

                           8.19 Amendments or Waivers. The Parent and the
                  Borrower shall not, and shall not permit any of the Borrower's Subsidiaries or any Financing Subsidiary to, amend, alter or modify, or consent to or suffer any amendment, alteration or modification of, the TIDES Indenture, the TIDES Subordinated Debentures, the TIDES Trust Declaration or the TIDES Preferred Securities or any notes or other documents, instruments or agreements relating thereto, or any indenture, agreement, instrument or guaranty relating to any Subordinated Debt incurred pursuant to Section 8.1(g) or guaranty thereof permitted pursuant to Section 8.3 or any notes or other documents, instruments or agreements relating thereto, or any Acquisition Agreement, License or Operating Agreement to which such Loan Party is a party without the prior written consent of the Required Lenders if such amendment, alteration or modification imposes any significantly more onerous term or condition on a Loan Party than is contained in such agreement, note, document, License or contract as of the date hereof, or affects in any way the subordination provisions of the agreement or instrument governing or evidencing any Subordinated Debt, or is otherwise materially adverse to the Lenders, in either case as reasonably determined by the Administrative Agent.

         (n) Section 8.21 shall be amended and restated in its entirety to read as follows:

                           8.21 Change in, and Conduct of, Business. The
                  Borrower shall not, and shall not permit any of its Subsidiaries to, and the Parent shall not permit any Financing Subsidiary to, change the nature of its business in any material respect. The Borrower shall not permit its pro forma consolidated revenues from the broadcasting operations of the Stations to be less than 80% of its total pro forma consolidated revenues. The Parent shall not engage in any business other than (a) entering into and performing contracts
                  (i) on behalf of the Borrower and its Subsidiaries in connection with the ordinary course of operation of the Stations ("Station Contracts"), (ii) the contracts relating to the TIDES Subordinated Debentures as in effect as of the date hereof or as amended, altered or modified in accordance with
                  Section 8.19, and (iii) certain contracts relating to Subordinated Debt permitted pursuant to Section 8.1(g) and guaranties permitted pursuant to Section 8.3, and (b) holding the Membership Interests in the Borrower, the common securities of the TIDES Trust and the capital stock of Financing Subsidiaries. The Parent shall not hold any material assets other than the assets referred to in Section 5.29.


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

         (o) Section 8.23 shall be amended and restated in its entirety to read as follows:

                           8.23 License Subsidiaries. The Parent and the
                  Borrower shall not, and shall not permit any of their Subsidiaries (other than a License Subsidiary) to, hold any FCC Licenses (other than Excluded Licenses), but rather shall cause all FCC Licenses relating to the Stations (other than Excluded Licenses) to be issued to and held by a License Subsidiary. The Borrower shall not permit any License Subsidiary to (a) incur, create, assume or permit to exist any Indebtedness, other than pursuant to the Subsidiary Guaranty and the other Collateral Documents or pursuant to guaranties of Subordinated Debt permitted pursuant to Section 8.3(f), (b) incur, create, assume or permit to exist any Lien of any nature whatsoever on any property or assets now owned or hereafter acquired by it except in favor of the Administrative Agent, for the benefit of the Lenders, (c) make any Capital Expenditures, (d) acquire any assets other than the Licenses,
                  (e) conduct any business, or (f) hire or engage any employees.

         (p) Section 8 shall be amended by adding a new Section 8.24 at the end thereof which shall read as follows:

                           8.24 Financing Subsidiaries. The Parent and the
                  Borrower shall not permit any Financing Subsidiary to acquire any operating assets or other material assets (other than (i) the proceeds of Subordinated Debt permitted pursuant to
                  Section 8.1(g), which proceeds shall immediately be transferred to the Borrower, and (ii) amounts received from the Borrower to pay interest on such Subordinated Debt to the extent such interest payment is permitted pursuant to the subordination provisions of such Subordinated Debt) or hold any capital stock or other equity interests in any Subsidiary or other Person or conduct any business other than in connection with the issuance of Subordinated Debt permitted pursuant to Section 8.1(g) and the payment of interest, from amounts received from the Borrower, on such Subordinated Debt to the extent such interest payment is permitted pursuant to the subordination provisions of such Subordinated Debt. The Parent and the Borrower shall not permit any Financing Subsidiary that is not a Subsidiary of the Borrower to fail to take any action that would be required by it pursuant to this Agreement if it were a Subsidiary of the Borrower or to take any action that would be prohibited to be taken by it pursuant to this Agreement if it were a Subsidiary of the Borrower.

         2. Conditions to Effectiveness. The amendment set forth in Section 1 shall be effective on such date on which all of the following conditions are satisfied:

         (a) the Borrower, the Parent, the Agents and the Required Lenders shall have executed this Amendment and delivered counterpart signature pages to the Administrative Agent or its counsel; and

         (b) The Borrower shall have paid to the Administrative Agent, for the accounts of the Lenders entitled thereto, a fee in an amount equal to 0.05% of the outstanding Loans and unused Commitments of each Lender that executes and delivers to the Administrative Agent (or its counsel) a signature page to this Amendment no later than 2:00 P.M. Eastern Time on Wednesday, February 6, 2002. This fee shall be payable promptly following the satisfaction of the conditions set forth in Section 2(a). Once paid, this fee shall not be refundable under any circumstances.

         3. Representations, Warranties and Events of Default.

         (a) Each and every representation and warranty of the Borrower and the Parent set forth in the Original Agreement (other than those which by their terms are limited to a specific date) is hereby confirmed and ratified in all material respects, and such representations and warranties as so confirmed and ratified shall be deemed to have been made and undertaken as of the date of this Amendment as well as at the time they were made and undertaken, except to the extent such representations and warranties have been affected by events permitted pursuant to the Credit Agreement.

         (b) Each of the Borrower and the Parent represents and warrants that:

                  (i) No Event of Default or Possible Default now exists or will exist immediately following the execution hereof.

                  (ii) All necessary corporate, member, stockholder or other actions on the part of the Borrower, the Members of the Borrower, the Parent and the stockholders of the Parent to authorize the execution, delivery and performance of this Amendment have been taken; each of this Amendment and the Original Agreement as amended hereby has been duly and validly executed and delivered and, upon the effectiveness of this Amendment pursuant to Section 2 hereof, is legally valid and binding upon the Borrower and the Parent and enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency or like laws or by general equitable principles.

                  (iii) The execution, delivery and performance of this Amendment and of the Original Agreement as amended hereby and all actions and transactions contemplated hereby will not (A) violate, be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under (I) any provision of any Organizational Document of any Loan Party, (II) any arbitration award or any order of any court or of any other governmental agency or authority binding on any Loan Party, (III) any license, permit or authorization granted to any Loan Party or under which any Loan Party operates, or (IV) any applicable law, rule, order or regulation, or any material indenture, agreement or other instrument to which any Loan Party is a party or by which any Loan Party or any of their respective properties is bound and which has not been waived or consented to, or (B) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties of any Loan Party.

                  (iv) No consent, approval or authorization of, or filing, registration or qualification with, any governmental authority (including, without limitation, the FCC and any other Licensing Authority) is required to be obtained by any Loan Party in connection with the execution, delivery or performance of this Amendment or any document or instrument required in connection herewith which has not already been obtained or completed.

         4. Affirmation of the Borrower and the Parent. Each of the Borrower and the Parent has executed this Amendment to consent to the amendment to the Original Agreement made pursuant hereto and to acknowledge that the security interests and liens granted by the Borrower and the Parent to the Administrative Agent, for the benefit of the Lenders, pursuant to the Parent Security Agreement, the Parent Pledge Agreement, the Borrower Security Agreement, the Borrower Pledge Agreement and the other Collateral Documents to which the Borrower or the Parent is a party remain in full force and effect and shall continue to secure all Obligations and are hereby ratified and reaffirmed. The Parent, as a guarantor, ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under Section 11 of the Credit Agreement. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or the Lenders, constitute a waiver of any provision of any of the Collateral Documents or serve to effect a novation of the Obligations.

         5. Fees and Expenses. As required under the Original Agreement, the Borrower will reimburse the Administrative Agent upon demand for all out-of-pocket costs, charges and expenses of the Administrative Agent (including reasonable fees and disbursements of special counsel to the Administrative Agent) in connection with the preparation, negotiation, execution and delivery of this Amendment and the other agreements or documents relating hereto or required hereby.

         6. Counterparts. This Amendment may be executed in as many counterparts as may be convenient and shall become binding when the Borrower, the Parent, the Agents and the Required Lenders have executed at least one counterpart. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

         7. Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York, without regard to the conflicts of law provisions thereof.

         8. Binding Effect. This Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Parent, the Agents, the Lenders and their respective successors and assigns.

         9. No other Changes; Confirmation; Reference to Original Agreement. Except as amended hereby, the terms, provisions, conditions and agreements of the Original Agreement are hereby ratified and confirmed and shall remain in full force and effect. On and after the effectiveness of the amendment to the Original Agreement accomplished hereby, each reference in the Original Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Original Agreement in any Note or other Collateral Document, or other agreement, document or instrument executed and delivered pursuant to the Original Agreement, shall be deemed a reference to the Original Agreement, as amended hereby.

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties have executed this Second Amendment to Credit Agreement as of the date first above written.

BORROWER:

ENTERCOM RADIO, LLC



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

PARENT:

ENTERCOM COMMUNICATIONS CORP.



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

LENDERS:

KEY CORPORATE CAPITAL INC.



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

ALLFIRST BANK



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

BANK OF AMERICA, N.A.



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

BANK OF MONTREAL



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

THE BANK OF NOVA SCOTIA



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

BNP PARIBAS



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

JPMORGAN CHASE BANK



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

CITIZENS BANK OF MASSACHUSETTS



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

COMPAGNIE FINANCIERE de CIC
et de l'UNION EUROPEENNE



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

CREDIT SUISSE FIRST BOSTON



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

THE DAI-ICHI KANGYO BANK, LTD.



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

DEUTSCHE BANK



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

ERSTE BANK



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

FIRST HAWAIIAN BANK



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

FLEET BANK, N.A.



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

THE FUJI BANK LIMITED



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

THE INDUSTRIAL BANK OF JAPAN, LTD



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

ING (U.S.) CAPITAL LLC



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

THE MITSUBISHI TRUST AND
  BANKING CORPORATION



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

PNC BANK, NATIONAL ASSOCIATION



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

RABOBANK NEDERLAND



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

STANDARD FEDERAL BANK, F/K/A
MICHIGAN NATIONAL BANK



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

SUNTRUST BANK



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

UNION BANK OF CALIFORNIA, N.A.



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

U.S. BANK NATIONAL ASSOCIATION



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

WEBSTER BANK



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

ISSUING BANK:

KEY CORPORATE CAPITAL INC.



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

ADMINISTRATIVE AGENT:

KEY CORPORATE CAPITAL INC.



By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

SYNDICATION AGENT:

BANK OF AMERICA, N.A.



By:
   ---------------------------------
Name:
     -------------------------------
TITLE:
      ------------------------------